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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 25, 2002

                               ORGANOGENESIS INC.
                               ------------------
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                         1-9898                  04-2871690
        --------                         ------                  ----------
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
  of Incorporation)                                         Identification No.)

                                  150 Dan Road
                                Canton, MA 02021
                                -----------------
                         (Address of Principal Executive
                          Offices, including Zip Code)

       Registrant's telephone number, including area code: (781) 575-0775


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ITEM 5.  OTHER EVENTS.

         On February 25, 2002, the Registrant issued a press release announcing a restructuring of the operations of the Company.

         The information contained in the Press Release dated February 25, 2002 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)    Exhibits.

                99.1     The Registrant's Press Release dated February 25, 2002.





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ORGANOGENESIS INC.
                                            (REGISTRANT)

Date:  February 25, 2002                    By:  /s/ John J. Arcari
                                                 ------------------------------
                                                 John J. Arcari
                                                 Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        ------------
99.1          The Registrant's Press Release dated February 25, 2002.






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